THE BRANDYWINE FUNDS

MANAGED BY FRIESS ASSOCIATES, LLC         QUARTERLY REPORT        JUNE 30, 2004

DEAR FELLOW SHAREHOLDERS:

   In a departure from the tone set in the March quarter, broad concerns dictated the market's mood in the June quarter. Individual companies continued to execute, but interest rates, energy and the Middle East captured the bulk of investor attention over the past three months.

   Brandywine and Brandywine Blue are up 2.16 and 5.71 percent so far this year, and the environment gives us reason to be optimistic about their prospects for the remainder of 2004. While individual-company fundamentals took a backseat to broad factors in the June quarter, continued earnings strength and the lower valuations resulting from the market's recent macro detour position companies to reclaim the driver's seat.

                                   BRANDYWINE            BRANDYWINE BLUE
CUMULATIVE TOTAL RETURN             % CHANGE                 % CHANGE
-----------------------            ----------            ---------------
QUARTER                              -2.15                    -1.18
ONE YEAR                             17.69                    19.90
FIVE YEARS                           20.14                    27.71
TEN YEARS                           176.14                   201.99
INCEPTION                           930.52*<F1>              478.31**<F2>

ANNUALIZED TOTAL RETURN
-----------------------
FIVE YEARS                            3.74                     5.01
TEN YEARS                            10.69                    11.69
INCEPTION                            13.44*<F1>               13.92**<F2>

*<F1> 12/30/85     **<F2> 1/10/91

Performance data quoted represents past performance; past performance does not
------------------------------------------------------------------------------
guarantee future results. The investment return and principal value of an
------------------------
invest-ment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.brandywinefunds.com.

   Brandywine and Brandywine Blue got off to a strong start in the first three months of 2004 with March-quarter gains of 4.41 and 6.97 percent that put them well ahead of benchmark indexes. Then macro-related headwinds in April and May reversed the course of the Brandywine Funds, leaving them below their March-end levels despite both rebounding solidly in June. Brandywine and Brandywine Blue retraced 2.15 and 1.18 percent in the June quarter versus gains in the Russell 3000, Russell 1000 and S&P 500 of 1.33, 1.40 and 1.72 percent.

   A number of holdings demonstrating marked fundamental improvement benefited from resurgence in business spending. We were delighted to see holdings such as Accenture, Adobe Systems (both Funds), ChoicePoint (Brandywine) and Staples (Brandywine Blue) deliver expectation-beating earnings growth -- and be rewarded for it.

   The recovery in corporate capital spending that we increasingly see in our company-by-company research not only speaks to the improving prospects of the companies supplying the equipment and services, but also to the financial strength and confidence of the corporations doing the spending. Reflecting this, industrial companies benefiting from revived demand currently comprise significant percentages of assets in the Brandywine Funds.

   Renewed business spending might also prove timely should higher interest rates begin to weigh on the housing market and consumers in general. We've grown increasingly suspect of an economy that for so long relied on the average consumer to do virtually all the heavy lifting. In fact, retailers and other consumer-related companies whose earnings catalysts appear to have run their course represented the chief funding source for the two areas in which we uncovered the most new opportunities during the June quarter: the industrial and energy sectors.

   A surge in highly publicized terrorist activity in Saudi Arabia and throughout the Middle East fed speculation about supply disruptions, resulting in a downturn unrelated to the promising earnings prospects of our energy holdings. May was a challenge for holdings such as Chesapeake Energy (Brandywine), Smith International and Weatherford International (both Funds) despite little or no exposure to the Middle East.

   But what was a liability in May emerged as one of the strongest contributors in June. Chesapeake benefits from a long-term supply shortage of natural gas; Weatherford is supplying equipment to a growing crop of gas and oil drillers scrambling to capitalize on elevated energy prices; and stories such as these gained traction as macro fears waned.

   That investors broke away from their sweeping snap judgment of energy companies and began to assess their prospects as individual businesses bolsters our confidence in other areas constrained by macro-driven fears during the quarter. With investors knowing the Fed was poised to raise interest rates for the first time in four years at the end of June, the climate was especially difficult for financial services stocks. Ameritrade and Goldman Sachs (both Funds) topped a list of financial services holdings that as a group detracted most from performance.

   We think the market's wholesale dismissal of financial services companies in the quarter was misguided, and credit card issuer MBNA Corp. provides a good example why. The force behind the need for higher rates, economic growth, drives demand for MBNA's services. MBNA also manages its rate exposure meticulously.

   Moreover, cards offered by MBNA will become an increasingly obvious credit source for consumers as rates rise and leave fewer homeowners choosing to access home equity. Also, MBNA enjoys a new opportunity to tap into the American Express customer base, some of whom represent businesses participating in the brighter capital spending climate, through an agreement to offer American Express affinity cards.

   We might be out of sync during short periods when our bottom-up focus runs counter to the market's near-term mindset, but we know that sticking with our individual-company focus despite the inevitable macro distractions of the day is an effective approach that works over time.

             BRANDYWINE FUNDS OUTPACE INDEXES OVER PAST FIVE YEARS

                                               Percent Annualized Total Returns
                                               --------------------------------
Brandywine Blue Fund                                         5.01%
Brandywine Fund                                              3.74%
Russell 3000 Index                                          -1.07%
Russell 1000 Index                                          -1.65%
S&P 500 Index                                               -2.20%

Annualized total returns for the five years ended June 30, 2004.

   Thanks for your long-term focus and continued confidence. We're grateful for the opportunity to serve you.

   /s/Bill D'Alonzo

   Bill D'Alonzo
   Chief Executive Officer

"IT IS CLEAR THAT THEY STRIVE TO GET AN INFORMATION EDGE THROUGH EXTENSIVE TRADE CHECKS. We talk to many managers who say they perform trade checks, but we believe the Friess team is more thorough than most competitors, and we view the team's emphasis on the practice as the most important aspect of the team's success."

                                  No-Load Fund Analyst, "Fund Update," June 2004

BRANDYWINE FUND CHOSEN AS ONE OF THE KIPLINGER 30, "the 30 best stock funds on the planet."

    Kiplinger's Personal Finance Mutual Funds, "Invest in the Best", Spring 2004

                                BRANDYWINE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

        1. Tyco International Ltd.                               +3.8%
        2. MBNA Corp.                                            -7.8%
        3. Federated Department Stores, Inc.                     -8.2%
        4. Ingersoll-Rand Corp.                                  -3.5%
        5. Allstate Corp.                                       +17.2%
        6. Weatherford International Ltd.                        +5.8%
        7. Aetna Inc.                                            -3.5%
        8. Advance Auto Parts, Inc.                             +54.8%
        9. Phelps Dodge Corp.                                    +2.7%
       10. Deere & Co.                                           +7.8%

                                  EARNINGS GROWTH

                    YOUR COMPANIES                       54%
                    S&P 500                              16%

                     FORECASTED INCREASE IN EARNINGS PER SHARE
                                   2004 VS 2003

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE. JUNE 30, 2004.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     30.2%

                                    MID CAP
                           $2 billion to $10 billion
                                     53.5%

                                   SMALL CAP
                                below $2 billion
                                     13.2%

                                      CASH
                                      3.1%

                            TOP TEN INDUSTRY GROUPS

Oil/Gas (10.8%)
Miscellaneous Manufacturing (8.8%)
Machinery (7.4%)
Communications Equipment/Services (6.1%)
Insurance (6.0%)
Business/Communications Services (5.1%)
Software (4.7%)
Financial (4.4%)
Leisure & Entertainment (4.0%)
Apparel & Shoe Retailers (3.9%)
All Others (35.7%)
Cash (3.1%)

                                BRANDYWINE FUND
                        JUNE QUARTER "ROSES AND THORNS"

                            $ GAIN
   BIGGEST $ WINNERS    (IN MILLIONS)     % GAIN    REASON FOR MOVE
   -----------------     ------------     ------    ---------------
  Adobe Systems, Inc.       $17.7          17.2     The provider of software products used for graphic design, digital video and document exchange grew May-quarter earnings 57 percent. A broad-based U.S.
                                                    economic recovery, including a rebound in the advertising and media markets, is helping jumpstart sales to creative professionals. Adobe continues to experience strong sales of its two leading products Acrobat and Creative Suite, the latter of which is a bundled package of its graphic design software.

  Consol Energy, Inc.       $15.1          28.9     March-quarter earnings more than quadrupled to $0.21 per share, beating estimates by 24 percent. The east coast coal miner benefits as consumption at power producers continues to outstrip supply. Consol's central Appalachian clean-burning coal has risen to over $50 per ton, 61 percent above last year.
                                                    At the same time, tougher rules are forcing tighter emissions standards, making
                                                    Consol's low-sulphur coal more attractive than higher-sulphur-content coal from the west.

   ChoicePoint Inc.          $9.7          19.5     March-quarter earnings beat estimates as improving employment trends translated into greater demand for ChoicePoint's background screening services. New products in the company's insurance services segment are being received favorably by customers. With 60 percent of its targeted Homeland Security revenues for 2004 under contract, the company has an attractive outlook for capturing an increasing share of government spending.

     Andrew Corp.            $9.6          10.9     March-quarter earnings grew to $0.11 per share from a loss of $0.02 a year ago.
                                                    The maker of wireless infrastructure subsystems enjoys growth related to the accelerated rollout of third generation (3G) wireless broadband systems in
                                                    Europe and the United States, and the continued trend toward outsourcing by large original equipment manufacturers. Wireless carriers are now expected to increase their capital expenditures by 5 to 8 percent this year, versus previous expectations for no growth.

 Hunt (J.B.) Transport
    Services, Inc.           $8.6          35.7     March-quarter earnings increased from $0.14 per share a year ago to $0.40.
                                                    Trucking capacity is tight and being priced at a premium, which in turn is having a favorable impact on J.B. Hunt's profitability. A rash of trucking bankruptcies during the economic downturn coupled with the recent changes in hours-of-service rules, tight supply of drivers, higher insurance costs and inflationary fuel price trends translate to limited resources as demand surges.

                            $ LOSS
   BIGGEST $ LOSERS     (IN MILLIONS)     % LOSS    REASON FOR MOVE
   ----------------     -------------     ------    ---------------
      Ameritrade
     Holding Corp.          $18.8          20.2        March-quarter earnings grew to $0.19 per share from $0.02 a year ago, beating estimates. The online brokerage provider sold off as trading volumes slumped earlier than usual heading into the summer months. Your team sold Ameritrade to fund an idea with greater near-term earnings prospects.

      Nike, Inc.            $17.7          13.8     May-quarter earnings jumped 23 percent, beating estimates. Concerns over slowing sales in the European market, sparked by weakness at Reebok, Adidas and
                                                    Foot Locker during the quarter, spread to Nike by association. Your team sold
                                                    Nike to fund an idea with greater near-term prospects.

     Goldman Sachs
      Group, Inc.           $17.4          12.2     Worries that the investment banking and securities firm's fixed-income business would decline in a rising interest rate environment weighed on shares.
                                                    Sentiment continued to override fundamentals despite May-quarter earnings growth of 70 percent, which beat estimates. Your team sold Goldman Sachs to fund an idea with better near-term prospects.

       Navistar
  International Corp.       $16.9          26.2     April-quarter earnings grew to $0.54 per share from a loss of $0.18. Shares fell when the company lowered expectations going forward due to supply-chain issues. A ramp in demand caught many suppliers off guard after a prolonged period of reduced capacity. Your team sold Navistar to fund an idea with better near-term prospects.

   Pulte Homes, Inc.        $16.0          11.6     Favorable economic data and the accompanying news of upcoming interest-rate hikes sent shares of homebuilder Pulte lower during the March quarter, despite the strong fundamentals behind its 47 percent earnings growth, which exceeded estimates. Your team sold Pulte at an overall gain to fund an idea with greater near-term prospects.

All gains/losses are calculated on an average cost basis

                             BRANDYWINE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 June 30, 2004
                                  (Unaudited)

  SHARES                                              COST       VALUE (B)<F4>
  ------                                              ----       -------------
COMMON STOCKS - 96.9% (A)<F3>

             AEROSPACE/DEFENSE - 0.2%
    274,400  Rockwell Collins, Inc.              $    7,816,870 $    9,143,008

                  THIS SECTOR IS 17.0% ABOVE YOUR FUND'S COST.

             APPAREL & SHOE RETAILERS - 3.9%
     56,200  Aeropostale, Inc.                        1,260,428      1,512,342
  1,800,000  American Eagle Outfitters, Inc.         45,653,999     52,038,000
  1,650,000  AnnTaylor Stores Corp.                  47,551,610     47,817,000
    622,800  Jones Apparel Group, Inc.               24,513,176     24,588,144
    610,000  The Men's Wearhouse, Inc.               16,280,097     16,097,900
    200,000  Wolverine World Wide, Inc.               4,750,332      5,250,000
                                                 -------------- --------------
                                                    140,009,642    147,303,386

                  THIS SECTOR IS 5.2% ABOVE YOUR FUND'S COST.

             AUTOMOTIVE RELATED - 3.3%
  2,007,800  Advance Auto Parts, Inc.                57,297,128     88,704,604
    546,800  Cummins Inc.                            28,020,507     34,175,000
                                                 -------------- --------------
                                                     85,317,635    122,879,604

                  THIS SECTOR IS 44.0% ABOVE YOUR FUND'S COST.

             BUILDING RELATED - 0.6%
    200,000  Chicago Bridge & Iron Co.
              N.V.- NY REG                            5,216,080      5,570,000
    100,000  Infrasource Services Inc.                1,300,000      1,226,000
    280,000  Standard Pacific Corp.                  13,671,526     13,804,000
    100,000  Trex Company, Inc.                       3,722,998      3,775,000
                                                 -------------- --------------
                                                     23,910,604     24,375,000

                  THIS SECTOR IS 1.9% ABOVE YOUR FUND'S COST.

             BUSINESS/COMMUNICATION SERVICES - 5.1%
  2,450,000  Accenture Ltd.                          59,484,561     67,326,000
    425,000  Affiliated Computer Services, Inc.      21,343,425     22,499,500
    225,000  Anteon International Corp.               7,279,571      7,339,500
    821,400  IMS Health Inc.                         20,485,835     19,253,616
    120,000  Macrovision Corp.                        2,800,788      3,003,600
  1,300,000  Manpower Inc.                           62,682,814     66,001,000
    200,000  Sirva Inc.                               4,392,320      4,600,000
                                                 -------------- --------------
                                                    178,469,314    190,023,216

                  THIS SECTOR IS 6.5% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 6.1%
  2,500,000  Andrew Corp.                            47,493,613     50,025,000
    250,000  Dycom Industries, Inc.                   6,461,290      7,000,000
  1,200,000  Motorola, Inc.                          21,771,165     21,900,000
  2,500,000  Nextel Communications, Inc.             63,844,396     66,650,000
    150,000  Polycom, Inc.                            3,116,430      3,361,500
  1,675,000  Scientific-Atlanta, Inc.                55,686,103     57,787,500
    455,300  Sierra Wireless, Inc.                   14,799,882     16,859,759
    102,400  SpectraLink Corp.                        1,483,291      1,525,760
    150,000  Tekelec                                  2,713,898      2,725,500
                                                 -------------- --------------
                                                    217,370,068    227,835,019

                  THIS SECTOR IS 4.8% ABOVE YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 2.9%
     25,000  ADE Corp.                                  555,603        540,250
    840,000  Amphenol Corp.                          28,157,867     27,988,800
  2,600,000  Flextronics International Ltd.          34,938,510     41,470,000
    179,100  Imation Corp.                            7,143,605      7,631,451
    141,800  Neoware Systems, Inc.                    1,705,726      1,172,686
    525,000  Rockwell Automation Inc.                16,763,661     19,692,750
    573,600  Vishay Intertechnology, Inc.             9,512,152     10,657,488
                                                 -------------- --------------
                                                     98,777,124    109,153,425

                  THIS SECTOR IS 10.5% ABOVE YOUR FUND'S COST.

             DEPARTMENT STORES - 3.6%
  2,725,000  Federated Department Stores, Inc.      145,820,556    133,797,500

                  THIS SECTOR IS 8.2% BELOW YOUR FUND'S COST.

             ENERGY - 2.6%
    775,000  Arch Coal, Inc.                         24,872,885     28,357,250
  1,875,000  CONSOL Energy Inc.                      52,329,994     67,500,000
                                                 -------------- --------------
                                                     77,202,879     95,857,250

                  THIS SECTOR IS 24.2% ABOVE YOUR FUND'S COST.

             FINANCIAL - 4.4%
  5,350,000  MBNA Corp.                             149,649,822    137,976,500
    684,000  Silicon Valley BancShares               23,163,674     27,120,600
                                                 -------------- --------------
                                                    172,813,496    165,097,100

                  THIS SECTOR IS 4.5% BELOW YOUR FUND'S COST.

             FOOD/RESTAURANTS - 2.3%
    744,000  Coca-Cola Enterprises Inc.              19,891,822     21,568,560
    168,800  Panera Bread Co.                         6,017,367      6,056,544
    100,000  Sanderson Farms, Inc.                    4,054,754      5,362,000
  1,880,000  Smithfield Foods, Inc.                  55,737,933     55,272,000
                                                 -------------- --------------
                                                     85,701,876     88,259,104

                  THIS SECTOR IS 3.0% ABOVE YOUR FUND'S COST.

             HOME/OFFICE RELATED - 1.5%
    600,000  Harman International
              Industries, Inc.                       14,713,876     54,600,000

                 THIS SECTOR IS 271.1% ABOVE YOUR FUND'S COST.

             INSURANCE - 6.0%
  2,461,600  Allstate Corp.                          97,812,284    114,587,480
    225,000  American Medical Security
              Group, Inc.                             3,192,969      6,131,250
  1,272,700  ChoicePoint Inc.                        45,203,181     58,111,482
    585,200  MGIC Investment Corp.                   41,278,256     44,393,272
                                                 -------------- --------------
                                                    187,486,690    223,223,484

                  THIS SECTOR IS 19.1% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 4.0%
  1,375,000  Brunswick Corp.                         55,445,899     56,100,000
    775,000  Hilton Hotels Corp.                     13,532,901     14,461,500
    100,000  JAKKS Pacific, Inc.                      1,962,250      2,079,000
    525,000  Marriott International, Inc.            25,027,216     26,187,000
  2,670,200  Marvel Enterprises, Inc.                54,004,082     52,122,304
                                                 -------------- --------------
                                                    149,972,348    150,949,804

                  THIS SECTOR IS 0.7% ABOVE YOUR FUND'S COST.

             MACHINERY - 7.4%
    425,000  Caterpillar Inc.                        34,443,107     33,762,000
  1,150,000  Deere & Co.                             74,805,793     80,661,000
  1,800,000  Ingersoll-Rand Co.                     127,357,702    122,958,000
  1,000,000  Pentair, Inc.                           31,648,400     33,640,000
    100,000  Roper Industries, Inc.                   5,076,291      5,690,000
                                                 -------------- --------------
                                                    273,331,293    276,711,000

                  THIS SECTOR IS 1.2% ABOVE YOUR FUND'S COST.

             MEDIA GROUP - 1.2%
  1,350,000  EchoStar Communications Corp.           46,047,278     41,512,500
    125,000  Hearst-Argyle Television, Inc.           3,401,137      3,222,500
                                                 -------------- --------------
                                                     49,448,415     44,735,000

                  THIS SECTOR IS 9.5% BELOW YOUR FUND'S COST.

             MEDICAL/DENTAL PRODUCTS & SERVICES - 2.4%
  1,094,300  Fisher Scientific International Inc.    42,735,136     63,195,825
    498,700  PSS World Medical, Inc.                  5,952,582      5,585,440
    320,000  Serologicals Corp.                       6,506,040      6,396,800
    575,000  VISX, Inc.                              11,740,235     15,364,000
                                                 -------------- --------------
                                                     66,933,993     90,542,065

                  THIS SECTOR IS 35.3% ABOVE YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 2.9%
  1,275,000  Aetna Inc.                             112,287,388    108,375,000

                  THIS SECTOR IS 3.5% BELOW YOUR FUND'S COST.

             MISCELLANEOUS MANUFACTURING - 8.8%
      2,100  Applied Industrial
              Technologies, Inc.                         49,216         63,252
    193,200  Carlisle Companies Inc.                 11,213,240     12,026,700
    650,000  Eaton Corp.                             37,977,853     42,081,000
    725,000  Maverick Tube Corp.                     17,023,378     19,038,500
    300,500  Timken Co.                               5,886,214      7,960,245
  5,455,000  Tyco International Ltd.                174,122,274    180,778,700
  1,891,400  United States Steel Corp.               64,514,944     66,425,968
                                                 -------------- --------------
                                                    310,787,119    328,374,365

                  THIS SECTOR IS 5.7% ABOVE YOUR FUND'S COST.

             OIL/GAS - 10.8%
    220,000  Cal Dive International, Inc.             6,183,470      6,670,400
  4,675,000  Chesapeake Energy Corp.                 60,727,153     68,816,000
    453,300  Cooper Cameron Corp.                    22,647,075     22,075,710
     87,500  Core Laboratories N.V.                   2,004,340      2,012,500
    710,000  FMC Technologies, Inc.                  18,993,834     20,448,000
  1,205,900  Grant Prideco, Inc.                     19,290,186     22,260,914
  1,285,000  Input/Output, Inc.                       9,008,189     10,652,650
  1,500,000  Nabors Industries, Ltd.                 62,876,427     67,830,000
    475,000  Plains Exploration & Production Co.      9,005,323      8,716,250
    800,000  Smith International, Inc.               42,235,776     44,608,000
    450,000  Southwestern Energy Co.                  8,894,935     12,901,500
    270,500  Tsakos Energy Navigation Ltd.            7,804,232      9,186,180
  2,450,000  Weatherford International Ltd.         104,184,646    110,201,000
                                                 -------------- --------------
                                                    373,855,586    406,379,104

                  THIS SECTOR IS 8.7% ABOVE YOUR FUND'S COST.

             PHARMACEUTICALS - 2.0%
    735,500  Angiotech Pharmaceuticals, Inc.         17,999,667     14,820,325
    300,000  K-V Pharmaceutical Co.                   4,316,836      6,927,000
    550,000  Medicis Pharmaceutical Corp.            22,671,177     21,972,500
  1,025,000  Thermo Electron Corp.                   30,856,925     31,508,500
                                                 -------------- --------------
                                                     75,844,605     75,228,325

                  THIS SECTOR IS 0.8% BELOW YOUR FUND'S COST.

             RAW & INTERMEDIATE MATERIAL - 2.4%
  1,139,500  Phelps Dodge Corp.                      86,033,476     88,322,645

                  THIS SECTOR IS 2.7% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR RELATED - 2.5%
     97,400  ASM International N.V.                   2,291,577      2,014,232
    350,000  Benchmark Electronics, Inc.              9,128,400     10,185,000
    243,200  M-Systems Flash Disk Pioneers Ltd.       4,511,578      3,626,112
  1,750,000  MEMC Electronic Materials, Inc.         16,975,000     17,290,000
    950,000  Micrel, Inc.                            12,676,235     11,542,500
    150,000  Sigmatel Inc.                            3,771,045      4,359,000
  5,305,030  Taiwan Semiconductor
              Mfg Co. Ltd SP-ADR                     49,865,702     44,084,799
                                                 -------------- --------------
                                                     99,219,537     93,101,643

                  THIS SECTOR IS 6.2% BELOW YOUR FUND'S COST.

             SOFTWARE - 4.7%
  1,252,100  Adobe Systems Inc.                      45,635,374     58,222,650
  2,625,300  BMC Software, Inc.                      44,764,917     48,568,050
  3,400,000  Compuware Corp.                         25,882,494     22,440,000
     87,500  Hyperion Solutions Corp.                 3,586,944      3,825,500
  2,100,000  Oracle Corp.                            25,019,190     25,053,000
     62,000  SERENA Software, Inc.                    1,161,322      1,183,580
  1,950,000  TIBCO Software Inc.                     13,445,262     16,477,500
                                                 -------------- --------------
                                                    159,495,503    175,770,280

                  THIS SECTOR IS 10.2% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 2.6%
    288,500  Best Buy Co., Inc.                      15,652,583     14,638,490
    350,000  Fastenal Co.                            16,928,910     19,890,500
    320,400  MSC Industrial Direct Co., Inc.          9,082,534     10,521,936
    212,700  PETsMART, Inc.                           5,950,417      6,902,115
    204,200  Regis Corp.                              5,789,377      9,105,278
    225,000  Select Comfort Corp.                     5,625,296      6,390,000
    264,300  Staples, Inc.                            5,068,669      7,746,633
    275,000  Tempur-Pedic International Inc.          3,824,751      3,852,750
  1,050,000  United Rentals, Inc.                    19,257,327     18,784,500
                                                 -------------- --------------
                                                     87,179,864     97,832,202

                  THIS SECTOR IS 12.2% ABOVE YOUR FUND'S COST.

             TRANSPORTATION RELATED - 2.3%
    425,000  General Maritime Corp.                   9,874,454     11,662,000
    850,000  Hunt (J.B.) Transport Services, Inc.    23,604,765     32,793,000
    975,000  Ryder System, Inc.                      34,043,459     39,068,250
    150,000  Werner Enterprises, Inc.                 2,784,525      3,165,000
                                                 -------------- --------------
                                                     70,307,203     86,688,250

                  THIS SECTOR IS 23.3% ABOVE YOUR FUND'S COST.

             MISCELLANEOUS - 0.4%
    257,500  Fossil, Inc.                             6,116,625      7,016,875
    215,000  Jarden Corp.                             8,068,897      7,737,850
                                                 -------------- --------------
                                                     14,185,522     14,754,725

                  THIS SECTOR IS 4.0% ABOVE YOUR FUND'S COST.

                                                 -------------- --------------
             Total common stocks                  3,364,292,482  3,629,311,504

 PRINCIPAL
   AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 4.3% (A)<F3>

             COMMERCIAL PAPER - 4.2%
$159,200,000 UBS Finance (DE) LLC,
             due 07/01/04, discount of 1.42%        159,200,000    159,200,000
                                                 -------------- --------------
             Total commercial paper                 159,200,000    159,200,000

             VARIABLE RATE DEMAND NOTE - 0.1%
  3,399,500  U.S. Bank, N.A.                          3,399,500      3,399,500
                                                 -------------- --------------
             Total short-term investments           162,599,500    162,599,500
                                                 -------------- --------------
             Total investments                   $3,526,891,982  3,791,911,004
                                                 --------------
                                                 --------------
             Liabilities, less cash and
             receivables (1.2%) (A)<F3>                            (46,329,453
                                                                --------------
                  NET ASSETS                                    $3,745,581,551
                                                                --------------
                                                                --------------
             Net Asset Value Per Share
             ($0.01 par value 500,000,000
             shares authorized), offering
             and redemption price
             ($3,745,581,551 / 152,571,037
             shares outstanding)                                        $24.55
                                                                        ------
                                                                        ------

(a)<F3> Percentages for the various classifications relate to net assets.
(b)<F4> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.
ADR -- American Depository Receipts
N.V. -- Netherlands Antilles limited liability corporation
NY Reg -- New York Registered Shares

IRA INVESTORS . . .

For IRA shareholders, the annual $15 maintenance fee is due on November 5, 2004, a few weeks later than in previous years. For your convenience, US Bancorp will automatically deduct this amount from your IRA on the due date, or if you'd prefer not to have the fee swept from your account, please send a check to US Bancorp by the due date. After the sweep has occurred, US Bancorp will apply any checks it receives to 2005, so make plans now to send in your check by November 5.

                              BRANDYWINE BLUE FUND

               PERCENT CHANGE IN TOP TEN HOLDINGS FROM BOOK COST

        1. Tyco International Ltd.                               +8.7%
        2. Aetna Inc.                                           +12.9%
        3. MBNA Corp.                                            -7.5%
        4. Federated Department Stores, Inc.                     -7.1%
        5. Ingersoll-Rand Corp.                                  -3.3%
        6. Accenture Ltd.                                       +12.4%
        7. Deere & Co.                                           +9.6%
        8. Weatherford International Ltd.                        +7.0%
        9. Eaton Corp.                                          +10.1%
       10. Nextel Communications, Inc.                           +5.7%

                                EARNINGS GROWTH

                    YOUR COMPANIES                       42%
                    S&P 500                              16%

                   FORECASTED INCREASE IN EARNINGS PER SHARE
                                  2004 VS 2003

ALL FIGURES ARE DOLLAR WEIGHTED AND BASED ON DATA FROM BASELINE.  JUNE 30, 2004.

                     YOUR COMPANIES' MARKET CAPITALIZATION

                                   LARGE CAP
                              $10 billion and over
                                     60.9%

                                    MID CAP
                                 $2 billion to
                                  $10 billion
                                     35.5%

                                      CASH
                                      3.6%

                            TOP TEN INDUSTRY GROUPS

Miscellaneous Manufacturing (13.1%)
Oil/Gas (10.9%)
Machinery (9.9%)
Communications Equipment/Services (7.1%)
Computer/Electronics (6.4%)
Insurance (6.2%)
Business/Communication Services (5.9%)
Software (5.0%)
Leisure & Entertainment (4.6%)
Medical/Managed Care (4.3%)
All Others (23.0%)
Cash (3.6%)

                              BRANDYWINE BLUE FUND
                        JUNE QUARTER "ROSES AND THORNS"

                                $ GAIN
    BIGGEST $ WINNERS       (IN MILLIONS)    % GAIN      REASON FOR MOVE
    -----------------        ------------    ------      ---------------
   Adobe Systems, Inc.           $4.0         17.7       The provider of software products used for graphic design, digital video and document exchange grew May-quarter earnings 57 percent. A broad-based
                                                         U.S. economic recovery, including a rebound in the advertising and media markets, is helping jumpstart sales to creative professionals. Adobe continues to experience strong sales of its two leading products Acrobat and Creative Suite, the latter of which is a bundled package of its graphic design software.

      Staples, Inc.              $2.8         15.7       April-quarter earnings grew 39 percent, beating estimates. The office supply retailer benefits from a favorable merchandise mix of higher-margin products such as digital imaging equipment, wireless networking equipment, ink and toner cartridges, and copy center services. Strengthening employment trends create a favorable overall environment for the company, as same-store sales are highly correlated to payroll growth.

 Tyco International Ltd.         $2.0          8.7       Tyco beat estimates with 28 percent March-quarter earnings growth. The diversified manufacturer continues to improve its balance sheet as free cash flow strengthens due to improving operational performance and lower interest costs related to recent credit upgrades. Demand in Tyco's key end markets continues to improve, with strength in electronics, health care, fire protection and security matching or exceeding expectations.

     Accenture Ltd.              $1.9         10.5       Accenture is gaining market share while a global economic rebound boosts demand for its Internet technology consulting and outsourcing services.
                                                         February-quarter earnings exceeded estimates by 14 percent as the company's higher-margin consulting business showed renewed strength and revenues increased across all industry segments. The company recently announced a $10 billion contract win with the U.S. Department of Homeland
                                                         Security for an immigration data system.

       Eaton Corp.               $1.6         10.1       The manufacturer of truck transmissions grew March-quarter earnings 66 percent, beating estimates. Sales of heavy duty trucks have increased for six consecutive months, spurring demand for Eaton's transmissions.
                                                         Spending on the company's engineered products used in construction and agricultural equipment also showed growth. Approximately 35 percent of sales are derived from the company's electrical division, a later-cycle business, making the company less cyclical than some of its peers.

                                $ LOSS
    BIGGEST $ LOSERS        (IN MILLIONS)    % LOSS      REASON FOR MOVE
    ----------------        -------------    ------      ---------------
       Ameritrade
      Holding Corp.              $3.3         19.3       March-quarter earnings grew to $0.19 per share from $0.02 a year ago, beating estimates. The online brokerage provider sold off as trading volumes slumped earlier than usual heading into the summer months. Your team sold Ameritrade to fund an idea with greater near-term earnings prospects.

       Nike, Inc.                $2.7         13.2       May-quarter earnings jumped 23 percent, beating estimates. Concerns over slowing sales in the European market, sparked by weakness at Reebok,
                                                         Adidas and Foot Locker during the quarter, spread to Nike by association.
                                                         Your team sold Nike to fund an idea with greater near-term prospects.

      Goldman Sachs
       Group, Inc.               $2.6         12.1       Worries that the investment banking and securities firm's fixed-income business would decline in a rising interest rate environment weighed on shares. Sentiment continued to override fundamentals despite May-quarter earnings growth of 70 percent, which beat estimates. Your team sold
                                                         Goldman Sachs to fund an idea with better near-term prospects.

  Federated Department
      Stores, Inc.               $2.1          9.2       March-quarter earnings beat estimates by 21 percent, but investors focused on whether Federated or competitor May Department Stores would emerge as the buyer for Target's Marshall Field's division, fearing the winner
                                                         (which turned out to be May) would overpay. Federated is experiencing strong same-store sales trends and differentiating itself by culling its vendors, pursuing exclusive arrangements such as Tommy Hilfiger's "H" line of clothing and bolstering its higher-margin private-label offerings (such as I.N.C.).

    Pulte Homes, Inc.            $1.9         11.4       Favorable economic data and the accompanying news of upcoming interest-
                                                         rate hikes sent shares of homebuilder Pulte lower during the March quarter, despite the strong fundamentals behind its 47 percent earnings growth, which exceeded estimates. Your team sold Pulte at an overall gain to fund an idea with greater near-term prospects.

All gains/losses are calculated on an average cost basis

                           BRANDYWINE BLUE FUND, INC.
                            STATEMENT OF NET ASSETS
                                 June 30, 2004
                                  (Unaudited)

  SHARES                                               COST       VALUE (B)<F6>
  ------                                               ----       -------------

COMMON STOCKS - 96.4% (A)<F5>

             APPAREL & SHOE RETAILERS - 0.6%
     76,400  Jones Apparel Group, Inc.             $  3,006,730   $  3,016,272

                  THIS SECTOR IS 0.3% ABOVE YOUR FUND'S COST.

             BUSINESS/COMMUNICATION SERVICES - 5.9%
    723,800  Accenture Ltd.                          17,694,354     19,890,024
    195,800  Affiliated Computer Services, Inc.       9,875,098     10,365,652
                                                   ------------   ------------
                                                     27,569,452     30,255,676

                  THIS SECTOR IS 9.7% ABOVE YOUR FUND'S COST.

             COMMUNICATIONS EQUIPMENT/SERVICES - 7.1%
    645,700  Avaya Inc.                              10,092,124     10,195,603
    450,000  Motorola, Inc.                           8,146,436      8,212,500
    664,500  Nextel Communications, Inc.             16,753,017     17,715,570
                                                   ------------   ------------
                                                     34,991,577     36,123,673

                  THIS SECTOR IS 3.2% ABOVE YOUR FUND'S COST.

             COMPUTER/ELECTRONICS - 6.4%
    735,600  Flextronics International Ltd.          10,749,704     11,732,820
    393,000  General Electric Co.                    11,909,000     12,733,200
    221,000  Rockwell Automation Inc.                 6,900,446      8,289,710
                                                   ------------   ------------
                                                     29,559,150     32,755,730

                  THIS SECTOR IS 10.8% ABOVE YOUR FUND'S COST.

             DEPARTMENT STORES - 4.0%
    417,000  Federated Department Stores, Inc.       22,038,311     20,474,700

                  THIS SECTOR IS 7.1% BELOW YOUR FUND'S COST.

             FINANCIAL - 4.1%
    814,300  MBNA Corp.                              22,701,534     21,000,797

                  THIS SECTOR IS 7.5% BELOW YOUR FUND'S COST.

             FOOD/RESTAURANTS - 0.6%
    101,300  Coca-Cola Enterprises Inc.               2,691,966      2,936,687

                  THIS SECTOR IS 9.1% ABOVE YOUR FUND'S COST.

             INSURANCE - 6.2%
    325,100  Allstate Corp.                          12,893,101     15,133,405
    217,900  MGIC Investment Corp.                   15,577,620     16,529,894
                                                   ------------   ------------
                                                     28,470,721     31,663,299

                  THIS SECTOR IS 11.2% ABOVE YOUR FUND'S COST.

             LEISURE & ENTERTAINMENT - 4.6%
    475,000  Hilton Hotels Corp.                      8,377,771      8,863,500
    295,000  Marriott International, Inc.            14,017,865     14,714,600
                                                   ------------   ------------
                                                     22,395,636     23,578,100

                  THIS SECTOR IS 5.3% ABOVE YOUR FUND'S COST.

             MACHINERY - 9.9%
    135,200  Caterpillar Inc.                        10,981,003     10,740,288
    275,400  Deere & Co.                             17,623,617     19,316,556
    295,900  Ingersoll-Rand Co.                      20,911,639     20,212,929
                                                   ------------   ------------
                                                     49,516,259     50,269,773

                  THIS SECTOR IS 1.5% ABOVE YOUR FUND'S COST.

             MEDIA GROUP - 2.4%
    400,600  EchoStar Communications Corp.           13,630,994     12,318,450

                  THIS SECTOR IS 9.6% BELOW YOUR FUND'S COST.

             MEDICAL/MANAGED CARE - 4.3%
    254,800  Aetna Inc.                              19,188,257     21,658,000

                  THIS SECTOR IS 12.9% ABOVE YOUR FUND'S COST.

             MISCELLANEOUS MANUFACTURING - 13.1%
    206,300  Danaher Corp.                            9,512,421     10,696,655
    275,000  Eaton Corp.                             16,170,680     17,803,500
    137,300  Illinois Tool Works Inc.                11,953,379     13,165,697
    756,300  Tyco International Ltd.                 23,063,693     25,063,782
                                                   ------------   ------------
                                                     60,700,173     66,729,634

                  THIS SECTOR IS 9.9% ABOVE YOUR FUND'S COST.

             OIL/GAS - 10.9%
    183,100  Anadarko Petroleum Corp.                 9,934,945     10,729,660
    324,000  Nabors Industries, Ltd.                 13,478,813     14,651,280
    218,400  Smith International, Inc.               11,883,071     12,177,984
    400,000  Weatherford International Ltd.          16,819,320     17,992,000
                                                   ------------   ------------
                                                     52,116,149     55,550,924

                  THIS SECTOR IS 6.6% ABOVE YOUR FUND'S COST.

             RAW & INTERMEDIATE MATERIAL - 3.3%
    215,000  Phelps Dodge Corp.                      16,119,556     16,664,650

                  THIS SECTOR IS 3.4% ABOVE YOUR FUND'S COST.

             SEMICONDUCTOR RELATED - 2.6%
  1,612,501  Taiwan Semiconductor
              Mfg Co. Ltd SP-ADR                     14,635,883     13,399,884

                  THIS SECTOR IS 8.4% BELOW YOUR FUND'S COST.

             SOFTWARE - 5.0%
    363,100  Adobe Systems Inc.                      13,152,891     16,884,150
    715,600  Oracle Corp.                             8,520,623      8,537,108
                                                   ------------   ------------
                                                     21,673,514     25,421,258

                  THIS SECTOR IS 17.3% ABOVE YOUR FUND'S COST.

             SPECIALTY RETAILING - 3.0%
     84,900  Best Buy Co., Inc.                       4,606,950      4,307,826
    365,800  Staples, Inc.                            7,243,232     10,721,598
                                                   ------------   ------------
                                                     11,850,182     15,029,424

                  THIS SECTOR IS 26.8% ABOVE YOUR FUND'S COST.

             TRANSPORTATION RELATED - 2.4%
    350,100  Burlington Northern
              Santa Fe Corp.                         12,263,498     12,278,007

                  THIS SECTOR IS 0.1% ABOVE YOUR FUND'S COST.

                                                   ------------   ------------
             Total common stocks                    465,119,542    491,124,938

 PRINCIPAL
  AMOUNT
 ---------

SHORT-TERM INVESTMENTS - 3.2% (A)<F5>

             COMMERCIAL PAPER - 2.6%
$13,100,000  UBS Finance (DE) LLC,
             due 07/01/04, discount of 1.42%         13,100,000     13,100,000
                                                   ------------   ------------
             Total commercial paper                  13,100,000     13,100,000

             VARIABLE RATE DEMAND NOTE - 0.6%
  3,086,234  U.S. Bank, N.A.                          3,086,234      3,086,234
                                                   ------------   ------------
             Total short-term investments            16,186,234     16,186,234
                                                   ------------   ------------
             Total investments                     $481,305,776    507,311,172
                                                   ------------
                                                   ------------
             Cash and receivables, less
             liabilities 0.4% (A)<F5>                                1,948,622
                                                                  ------------
                  NET ASSETS                                      $509,259,794
                                                                  ------------
                                                                  ------------
             Net Asset Value Per Share
             ($0.01 par value 100,000,000
             shares authorized), offering
             and redemption price
             ($509,259,794 / 20,228,844
             shares outstanding)                                        $25.17
                                                                        ------
                                                                        ------

(a)<F5> Percentages for the various classifications relate to net assets.
(b)<F6> Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Short-term investments are valued at amortized cost which approximates market value.
ADR -- American Depository Receipts

DEFINITIONS AND DISCLOSURES

Must be preceded or accompanied by prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Fund holdings and sector weightings are subject to change at any time and are not recommendations to buy or sell any securities. Securities discussed were not held by the Funds as of 6/30/04, unless listed in the accompanying statements of net assets. References to the earnings growth rates of the Funds refer solely to the estimated earnings growth rates of the average investment holding of the Funds based on consensus estimates from Baseline and not to the actual performance of the Funds themselves. The Russell 1000, Russell 3000 and S&P 500 Indexes are unmanaged indexes commonly used to measure the performance of U.S. stocks. You cannot invest directly in an index. As of June 30, 2004 the Russell 1000 Index's average annual total returns for 1, 5 and 10 years were 19.48, -1.65 and 11.83 percent; the Russell 3000 Index's were 20.46, -1.07 and 11.66 percent; and the S&P 500 Index's were 19.11, -2.20 and 11.83 percent. Baseline Financial Services, Inc. (Baseline) provides analytical information and services to the investment community.

CAPITAL GAINS UPDATE . . .

Realized gains through June were not large enough to offset net loss carry-forwards from prior periods, though Brandywine Blue finished the June quarter at a level that makes a capital gains distribution possible by the end of the year. Brandywine and Brandywine Blue can realize gains of $5.93 and $0.57 per share before triggering capital gains distributions. These estimates will change, so please look to the annual report following the September quarter for an update.

                               BOARD OF DIRECTORS

                                Robert F. Birch
                             Chairman and President
                          New America High Income Fund
                              Dover, Massachusetts

                              William F. D'Alonzo
                                  CEO and CIO
                       Friess Associates of Delaware, LLC
                              Greenville, Delaware

                                Foster S. Friess
                                    Chairman
                             Friess Associates, LLC
                                Jackson, Wyoming

                                Quentin Jackson
                               President and CEO
                       Nuclear Electric Insurance Limited
                              Wilmington, Delaware

                              Stuart A. McFarland
                                Managing Partner
                       Federal City Capital Advisors, LLC
                                 Washington, DC

                            W. Richard Scarlett, III
                                Chairman and CEO
                     United Bancorporation of Wyoming, Inc.
                                Jackson, Wyoming

                              Marvin N. Schoenhals
                             Chairman and President
                              WSFS Financial Corp.
                              Wilmington, Delaware

                                  James W. Zug
                             Former Senior Partner
                           PricewaterhouseCoopers LLP
                              Radnor, Pennsylvania

                      P.O. Box 4166, Greenville, DE 19807
 (800) 656-3017             www.brandywinefunds.com          bfunds@friess.com

Investment Adviser: FRIESS ASSOCIATES, LLC
Investment Sub-Adviser: FRIESS ASSOCIATES OF DELAWARE, LLC
Custodian: U.S. BANK, N.A.
Transfer Agent: U.S. BANCORP FUND SERVICES, LLC
Independent Auditors: PRICEWATERHOUSECOOPERS LLP
Legal Counsel: FOLEY & LARDNER

OFFICERS: Foster Friess, Chairman; William D'Alonzo, President; Lynda Campbell,
  Vice President and Secretary; Carl Gates, Vice President; Christopher Long,
      Vice President and Treasurer; David Marky, Chief Compliance Officer,
   Vice President and Assistant Secretary; and Paul Robinson, Vice President

                          Report Editor: Chris Aregood
            Report Staff: Rebecca Buswell, David Marky, Adam Rieger